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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 7, 2005

                              ADOLPH COORS COMPANY
             (Exact name of registrant as specified in its charter)

                                     1-14829
                            (Commission File Number)

                 DELAWARE                                 84-0178360
     (State or other jurisdiction of                   (I.R.S. Employer
      incorporation or organization)                  Identification No.)

                                311 - 10th Street
                             Golden, Colorado 80401
             (Address of principal executive offices, with zip code)

                                 (303) 279-6565
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a) On February 7, 2005 Adolph Coors Company issued a press release setting forth its U.S. and Americas segment sales volume and sales to retail results for the fourth quarter of fiscal 2004.

A copy of its press release is being furnished as Exhibit 99.1 attached hereto and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits

       99.1 Press Release, dated January 7, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     DATE: January 7, 2005

                                            ADOLPH COORS COMPANY

                                            By:    /s/  ANNITA M. MENOGAN
                                                   ---------------------------
                                                   Annita M. Menogan
                                            Its:   Vice President, Secretary

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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   99.1       Press release of Adolph Coors Company dated January 7, 2005 reporting results of U.S. and Americas segment sales volume and sales to retail for the fourth quarter of fiscal 2004.